UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 13, 2021

NiSource Inc.

(Exact Name of Registrant as Specified in Its Charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE
Series A Corporate Units	NIMC	NYSE

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2021, NiSource Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, 7,500,000 of the Company’s Series A Equity Units initially in the form of Series A Corporate Units (the “Firm Corporate Units”). The Company granted the Underwriters an overallotment option to purchase an additional 1,125,000 Series A Corporate Units (the “Optional Corporate Units” and, together with the Firm Corporate Units, the “Corporate Units”), which was exercised in full concurrently with the closing of the Firm Corporate Units. The sale of 8,625,000 Corporate Units closed on April 19, 2021.

Each Corporate Unit has a stated amount of $100 and is comprised of (i) a purchase contract which will obligate the holder to purchase from the Company, no later than December 1, 2023, a certain number of shares of the Company’s common stock, par value $0.01 per share, and (ii) a 1/10th undivided beneficial ownership interest in one share of the Company’s Series C Mandatory Convertible Preferred Stock (“Mandatory Convertible Preferred Stock”).

The purchase contracts for the Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement, dated as of April 19, 2021, between the Company and U.S. Bank National Association, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary (the “Purchase Contract and Pledge Agreement”). Under the terms of the Purchase Contract and Pledge Agreement, the Mandatory Convertible Preferred Stock comprising a part of each Corporate Unit is being pledged as collateral to secure the holders’ obligation to purchase the shares of common stock under the purchase contracts that form a part of the Corporate Units. The Mandatory Convertible Preferred Stock will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, U.S. Bank National Association, in its capacity as the purchase contract agent, and a remarketing agent or agents to be designated by the Company.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the Purchase Contract and Pledge Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the material terms of the Purchase Contract and Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Fried Frank Harris, Shriver & Jacobson LLP, relating to the Corporate Units is attached hereto as Exhibit 5.1.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws

In connection with the offering, on April 19, 2021, the Company filed the Certificate of Designations of Series C Mandatory Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of Delaware to establish the terms, rights, obligations and preferences of the Series C Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon the filing with the Secretary of State of Delaware. The Certificate of Designations designates 862,500 shares as Series C Mandatory Convertible Preferred Stock, par value $0.01 per share.

The foregoing description of the Certificate of Designations and the terms of the Series C Mandatory Convertible Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, a copy of which is being filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 13, 2021, among NiSource Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives for the underwriters named therein relating to the Series A Corporate Units.

3.1	Certificate of Designations with respect to the Series C Mandatory Convertible Preferred Stock, dated April 19, 2021.

4.1	Purchase Contract and Pledge Agreement, dated April 19, 2021, between NiSource Inc. and U.S. Bank National Association, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary.

4.2	Form of Series A Corporate Units Certificate (included in Exhibit 4.1).

4.3	Form of Series A Treasury Units Certificate (included in Exhibit 4.1).

4.4	Form of Series A Cash Settled Units Certificate (included in Exhibit 4.1).

4.5	Form of Series C Mandatory Convertible Preferred Stock Certificate (included in Exhibit 3.1).

5.1	Opinion of Fried Frank Harris, Shriver & Jacobson LLP with respect to the Series A Equity Units.

23.1	Consent of Fried Frank Harris, Shriver & Jacobson LLP with respect to the Series A Equity Units (included in Exhibit 5.1).

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: April 19, 2021	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer